UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  (Date of earliest event reported): April 27, 2011

Rock-Tenn Company
(Exact name of registrant as specified in charter)

Georgia	001-12613	62-0342590
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

504 Thrasher Street, Norcross, Georgia	30071
(Address of principal executive offices)	(Zip Code)

(770) 448-2193
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⊠ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

On April 27, 2011, Rock-Tenn Company (“RockTenn”) issued a press release that announced that the Securities and Exchange Commission has declared effective the Form S-4 Registration Statement concerning the agreement and plan of merger between RockTenn and Smurfit-Stone Container Corporation (“Smurfit-Stone”).   The Joint Proxy Statement/Prospectus contained in the registration statement will be mailed on or about April 29, 2011 to RockTenn shareholders and Smurfit-Stone stockholders of record as of April 8, 2011.

Item 9.01.  Financial Statements and Exhibits.

(c)    Exhibits

99.1  April 27, 2011 Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROCK-TENN COMPANY
(Registrant)

Date:	April 27, 2011	By:	/s/ Robert B. McIntosh
Robert B. McIntosh
Executive Vice-President, General Counsel
and Secretary

INDEX TO EXHIBITS

Exhibit Number and Description

99.1       April 27, 2011 Press Release